UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

Chromocell Therapeutics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-41964	86-3335449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Route 9 South, Suite 1000 Freehold, NJ	07728
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: 732-514-2636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CHRO	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 13, 2023, Chromocell Therapeutics Corporation (the “Company”) will present at the virtual Sidoti Small Cap Conference held by Sidoti Events, LLC to prospective investors, analysts, industry participants and other attendees, which can be accessed live at Sidoti Events, LLC’s website. At the conference, the Company will provide an update on its product pipeline and discuss recent business developments, including its intended dose titration and Phase 2a clinical trials for systemic chronic pain and its pre-clinical trials for acute and chronic eye pain, both based on its proprietary compound, CC8464, and sublingual and intranasal programs under the exclusive licensing agreement with Benuvia Operations, LLC. The presentation materials furnished herewith as Exhibit 99.1 (the “Presentation Materials”) were used in connection with such presentation, are incorporated into this Item 7.01 by reference and will be posted on the Company’s website at https://www.chromocell.com. Information contained on the Company’s website is not incorporated by reference into and should not be considered to be part of this Current Report on Form 8-K (this “Form 8-K”).

The information contained in this Form 8-K under Item 7.01, including Exhibit 99.1 attached hereto, is deemed to be ”furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing. The information set forth in this Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward-Looking Statements

Exhibit 99.1 attached hereto contains, and may indicate, forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including without limitation, those statements relating to the timing, progress and results of preclinical and clinical trials for CC8464, its estimates regarding the potential market opportunity for CC8464, its ability to develop CC8464 and future compounds, its ability to protect its intellectual property and enforce its intellectual property rights, and its ability to execute its development strategy and sustain its competitive position in the Presentation Materials, and the Company’s clinical trials and/or trial results for its other products now or in the future, which can be identified by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict, “project,” “seek,” “should,” “target,” “will,” “would” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Chromocell Therapeutics Corporation March 2024 Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2024	CHROMOCELL THERAPEUTICS CORPORATION

	By:	/s/ Francis Knuettel II
Name: Francis Knuettel II Title: Chief Executive Officer and Chief Financial Officer